SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549





                          FORM 8-K/A(6)


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 4, 1995



                      Lynch Corporation
     (Exact name of registrant as specified in its charter)



        INDIANA                   1-106               38-1799862
(State or other jurisdiction    (Commission         (IRS Employer
       of Corporation)          file Number)      Identification No.)



     Eight Sound Shore Drive, Suite 290, Greenwich, CT 06830
     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:   (203/629-3333




  (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

          See Item 5 below.



Item 5.   Other Events

     Reference is made to Item 2 of the Form 8-K of Registrant and in particular to the description of the Spinnaker Subordinated Note issued to ALCO, the Conversion Documents including the Put
Agreements and Registrant's obligations with respect thereto.

     On April 5, 1996, Spinnaker Industries, Inc. ("Spinnaker"), a subsidiary of Registrant, completed the refinancing of the two subordinated notes of Spinnaker totaling $25,000,000 held by Alco Standard Corporation ("Alco"), which were issued in connection with Spinnaker's acquisition of Central Products Company. The refinancing involved the issuance of a new subordinated convertible promissory note in the aggregate principal amount of $20,250,000 to Alco Standard (the "Alco Note"). The first $6,000,000 of principal (and the interest accrued on that principal) of the Alco Note will be converted automatically into approximately 171,430 shares (the "Initial Conversion Shares") of common stock, no par value per share (the "Common Stock") of Spinnaker on or about May 5, 1996, unless Alco reasonable objects. Spinnaker has agreed to engage, at Spinnaker's expense, an investment banker to assist Alco with a private sale of the Initial Conversion Shares. If a private sale cannot be effected on or before June 30, 1996, Spinnaker is obligated to register the Initial Conversion Shares to enable Alco to sell the Initial Conversion Shares in the public market. Spinnaker has agreed to pay Alco the difference between the net proceeds received by it upon the sale of the Initial Conversion Shares and $6,000,000. At Alco's option, the remaining principal amount of the Alco note becomes convertible into Common Stock, at the then prevailing market price, commencing with an installment of $7,000,000 on April 1, 1997 and the remaining balance on April 1, 1998.

     Interest on the Alco Note is payable semiannually at an annual rate of 7%, or 9% if Spinnaker is unable to pay interest because of restrictions imposed by its senior lender and capitalizes the interest. The unconverted principal of the Alco note will be due in two installments. The first installment of $7,000,000 will be due six months after the maturity date of the "Term Loan" (as defined below) (but not before April 5, 1997) and balance will be due on the first anniversary of the payment date of the $7,000,000 installment. Alco has the right to demand immediate prepayment of the Alco Note, if Spinnaker successfully consummates certain subsequernt financing transactions.

     Spinnaker's financing arrangements included an $8,500,000 bridge loan made by Bankers Trust Company, which matures in December 1996. If not paid in full on or before its due date, the bridge loan converts into a 5-year term loan (the "Term Loan"). If the bridge loan converts into the Term Loan, the lender will be entitled to receive a warrant to purchase at a nominal price 2.5% of the common equity of Spinnaker (on a fully diluted basis) upon conversion of the bridge loan and for each quarter that the Term Loan is outstanding the lender will receive an additional warrant to purchase 2.5% of the common equity (on a fully diluted basis), up to 20% of the common equity on a fully diluted basis. In order to facilitate Spinnaker's financing transaction, Boyle, Fleming, George & Co. ("BFI"), Inc., an affiliate of Spinnaker's chairman and president, purchased shares of Common Stock by a partial exercise of a warrant held by BFI. An agreement with Bankers Trust Company requires BFI to make further purchases of Common stock under the warrant if necessary to enable Spinnaker to make the interest payments due under the bridge loan or the Term Loan. BFI has pledged its warrant, all of the shares of Common Stock owned by it, and any shares of Common Stock subsequently acquired by it, to secure the loans make by Bankers Trust Company to Spinnaker. In addition, Registrant's subsidiary, Lynch Manufacturing Corporation, the holder of approximately 78% of the Common Stock, has pledged all of its shares of Common Stock to secure the loans made by Bankers Trust Company.

     Spinnaker is exploring various alternatives to refinance the indebtedness of Spinnaker and its subsidiaries, including refinancing the bridge loan before its matures. There can be no assurance that Spinnaker can successfully complete any such refinancing.

     The Alco Note is subordinated to the financing provided by Bankers Trust Company. Both the Bankers Trust Company financing and the Alco Note prohibits Spinnaker from making any cash dividends or other cash distributions on its Common Stock.





Item 7.   Financial Statement and Exhibits

          (a) Financial Statements of Businesses Acquired

               Not applicable


          (b) Pro Forma Financial Information

               Not applicable





          (c) Exhibits

               7.1 Subordinated Convertible Promissory Note, dated April 5, 1996, in the aggregate principal amount of $20,250,000, of Spinnaker
                    Industries, Inc.


               7.2  Senior Credit Agreement, dated as of April 5,
                    1996, among Spinnaker Industries, Inc. and
                    Bankers Trust Company.

               7.3 Warrant Exercise Agreement, dated April 5, 1996, among Boyle, Fleming, George & Co., Inc., Richard J. Boyle, Ned N. Fleming, III, Spinnaker Industries, Inc. And Bankers Trust Company.


               7.4 Pledge Agreement, dated April 5,1996, by each of the named pledgors in favor of Banker's
                    Trust Company.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        LYNCH CORPORATION
                                        (Registrant)




                                        Robert E. Dolan
                                        Chief Financial Officer

Date: April 19, 1996



          (c) Exhibits

               7.1 Subordinated Convertible Promissory Note, dated April 5, 1996, in the aggregate principal amount of $20,250,000, of Spinnaker
                    Industries, Inc.

               7.2  Senior Credit Agreement, dated as of April 5,
                    1996, among Spinnaker Industries, Inc. and
                    Bankers Trust Company.

               7.3 Warrant Exercise Agreement, dated April 5, 1996, among Boyle, Fleming, George & Co., Inc., Richard J. Boyle, Ned N. Fleming, III, Spinnaker Industries, Inc. And Bankers Trust Company.


               7.4 Pledge Agreement, dated April 5,1996, by each of the named pledgors in favor of Banker's
                    Trust Company.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   LYNCH CORPORATION
                                   (Registrant)



                                   s/ Robert E. Dolan
                                      Robert E. Dolan
                                      Chief Financial Officer


Date: April 19, 1996